                                                                   Exhibit 99(a)


                                             KEYCORP STUDENT LOAN TRUST 1999-A
                                               CERTIFICATEHOLDERS' STATEMENT
                                     pursuant to Section 5.07(b) of Sale and Servicing
                        Agreement (capitalized terms used herein are defined in Appendix A thereto)

---------------------------------------------------------------------------------------------------------------------

Distribution Date:  September 27, 2002

(i)    Amount of principal being paid or distributed:

       (a)  Certificates          (1)        $0.00
                                       --------------------
                                  (2) ( $         -        , per $1,000 original principal amount of the Certificates)
                                       --------------------

(ii)   Amount of interest being paid or distributed on:

       (a)  Certificates          (1)   $231,666.22              2.6200000% (Based on 3-Month LIBOR)
                                       --------------------     -----------
                                  (2) ( $  0.0000067       , per $1,000 original principal amount of the Certificates)
                                       --------------------

       (b)  (1)  3 Mo. Libor for the reporting period from the previous Distribution Date was: 2.0375000%
                                                                                               ----------
            (2)  The Student Loan Rate was:             Not Applicable
                                                      ------------------


(iii)  Amount of Certificateholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
       (a)  Distributed:     (1)          $0.00
                                  --------------------
                             (2) ( $            -     , per $1,000 original principal amount of the Certificates)
                                  --------------------
       (b)  Balance:         (1)   $            -
                                  --------------------
                             (2) ( $            -     , per $1,000 original principal amount of the Certificates)
                                  --------------------

(iv)   Pool Balance at end of related Collection Period:      $470,435,590.27
                                                              ----------------

(v)    After giving effect to distributions on this Distribution Date:

       (a)  (1)  Certificate Balance:            $34,600,000.00
                                                 --------------------
            (2)  Certificate Pool Factor:             1.00000000
                                                 --------------------


(vi)   (a)  (1)  Amount of Servicing Fee for related Collection Period:    $505,155.96
                                                                         --------------
            (2)   $     14.5998832     , per $1,000 original principal amount of the Notes.
                 ----------------------
       (b)  Amount of Excess Servicing Fee being distributed and remaining balance (if any):
            (1)  Distributed:         $0.00
                                  --------------------
                                   $            -     , per $1,000 original principal amount of the Certificates)
                                  --------------------
            (2)  Balance:             $0.00
                                  --------------------
                                   $            -     , per $1,000 original principal amount of the Certificates)
                                  --------------------
       (c)  Amount of Administration Fee for related Collection Period:     $3,000.00
                                                                            ---------
                         $ 0.0867052        , per $1,000 original principal amount of the Certificates)
                        --------------------
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                                                                          Page 2

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
(vii)  (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:  $1,540.02
                                                                                             ----------
       (b)  Delinquent Contracts                        # Disb.       %               $ Amount            %
                                                        -------       -               --------            -
            30-60 Days Delinquent                        1,008       1.31%           $12,223,636        3.10%
            61-90 Days Delinquent                          456       0.59%           $ 5,896,384        1.50%
            91-120 Days Delinquent                         269       0.35%           $ 3,210,175        0.81%
            More than 120 Days Delinquent                  708       0.92%           $ 8,622,227        2.19%
            Claims Filed Awaiting Payment                  276       0.36%           $ 1,908,028        0.48%
                                                      ----------     ----------     ------------    ----------
               TOTAL                                     2,717       3.54%           $31,860,450        8.08%

(viii) Amount in the Reserve Account:            $1,483,668.26
                                               --------------------

(ix)   Amount in the Prefunding Account:                $0.00
                                               --------------------

(x)    Amount in the Subsequent Pre-Funding Subaccount at the end of the Subsequent Funding Period to
       be distributed as a payment of principal in respect of Notes:      $0.00
                                                                       ------------

(xi)   Amount in the Other Additional Prefunding Account at the end of the Subsequent Funding Period
       to be distributed as a payment of principal in respect of Notes:   $0.00
                                                                       ------------

(xii)  (a)  Cumulative TERI Claims Ration as of Distribution Date         7.68%
                                                                       ------------
       (b)  TERI Trigger Event has not occured.
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